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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): October 31, 2001

                              Thor Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                         1-9235                       93-0768752
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


419 W. Pike Street, Jackson Center, Ohio                              45334-0629
(Address of Principal                                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code                (937) 596-6849


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ITEM 2.        Acquisition or Disposition of Assets

               See the press release attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.        Financial   Statements,   Pro  Forma  Financial  Information  and
               Exhibits.

          (a)  Financial Statements of Business Acquired

               None.

          (b)  Pro Forma Financial Information

               None.

          (c)  Exhibits

          99.1 Press Release of Thor Industries,  Inc., dated October 31, 2001.*


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*Filed herewith
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Thor Industries, Inc.
                                             (Registrant)



Date:    October 31, 2001                    /s/ Walter L. Bennett
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                                             Name: Walter L. Bennett
                                             Title:   Chief Financial Officer